SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.      )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement      [ ] Confidential, for use of the Commission
[X] Definitive Proxy Statement           Only (as permitted by Rule 14a 6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to Rule 14a-12

                             Eureka Financial Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

  [ ] Fee previously paid with preliminary materials.

  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------

         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------

         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------

         (5) Total fee paid: $1,000
--------------------------------------------------------------------------------

 [ ] Fee paid previously with preliminary materials.

 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:
--------------------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------

         (3) Filing Party:
--------------------------------------------------------------------------------

         (4) Date Filed:
--------------------------------------------------------------------------------

                       [Eureka Financial Corp. Letterhead]






December 26, 2003


Dear Fellow Stockholder:

         On behalf of the Board of Directors and management of Eureka Financial Corp. (the "Company"), I cordially invite you to attend the Annual Meeting of Stockholders to be held at the Wyndham Garden Hotel, Forbes Avenue at McKee Place, Pittsburgh, Pennsylvania, on Monday, January 26, 2004, at 10:00 a.m., Eastern Time.

         The attached Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, I will report on the operations of the Company. Our directors and officers, as well as a representative of Edwards, Sauer & Owens, our independent public accountants, will be present to respond to any questions you may have.

         At the Meeting, stockholders will be requested (i) to elect two directors of the Company and (ii) to ratify the appointment of Edwards, Sauer & Owens as auditors for the Company's 2004 fiscal year. The Board of Directors has unanimously approved each of these proposals and recommends that you vote "FOR" them.

         Your vote is important, regardless of the number of shares you own and regardless of whether you plan to attend the Annual Meeting. I encourage you to read the enclosed proxy statement carefully and sign and return your enclosed proxy card as promptly as possible because a failure to do so could cause a delay in the Annual Meeting and additional expense to the Company. A postage-paid return envelope is provided for your convenience. This will not prevent you from voting in person, but it will assure that your vote will be counted if you are unable to attend the Annual Meeting. If you do decide to attend the Annual Meeting and feel for whatever reason that you want to change your vote at that time, you will be able to do so. However, if you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your recordholder to vote personally at the Meeting. Additionally, if you are planning to attend the Annual Meeting, please let us know by marking the appropriate box on the proxy card.

                                           Sincerely,


                                           /s/Edward F. Seserko
                                           -------------------------------------
                                           Edward F. Seserko
                                           President and Chief Executive Officer

--------------------------------------------------------------------------------
                             EUREKA FINANCIAL CORP.
                        3455 FORBES AVENUE AT McKEE PLACE
                         PITTSBURGH, PENNSYLVANIA 15213
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY 26, 2004
--------------------------------------------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Eureka Financial Corp. (the "Company"), will be held at the Wyndham Garden Hotel, Forbes Avenue at McKee Place, Pittsburgh, Pennsylvania on Monday, January 26, 2004, at 10:00 a.m., Eastern Time, for the following purposes:

         1.       To elect two directors; and

         2. To ratify the appointment of Edwards, Sauer & Owens as independent public accountants for the 2004 fiscal year;

All as set forth in the proxy statement accompanying this notice, and to transact such other business as may properly come before the Meeting and any adjournments. The Board of Directors has fixed the close of business on December 5, 2003 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Meeting.

         REGARDLESS OF THE NUMBER OF SHARES YOU OWN, WE ENCOURAGE YOU TO VOTE BY PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AND VOTED AT THE MEETING EVEN IF YOU CANNOT ATTEND. ALL STOCKHOLDERS OF RECORD CAN VOTE BY WRITTEN PROXY CARD. AND, OF COURSE, YOU MAY VOTE IN PERSON AT THE MEETING IF YOU SO CHOOSE.

                                           BY ORDER OF THE BOARD OF DIRECTORS


                                           /s/Barbara A. Rota
                                           -------------------------------------
                                           Barbara A. Rota
                                           Secretary

Pittsburgh, Pennsylvania
December 26, 2003



--------------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO INSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                             EUREKA FINANCIAL CORP.
                        3455 FORBES AVENUE AT McKEE PLACE
                         PITTSBURGH, PENNSYLVANIA 15213
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 26, 2004
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                     GENERAL
--------------------------------------------------------------------------------

         This proxy statement and the accompanying proxy card are being mailed to stockholders of Eureka Financial Corp. (the "Company") on or about December 26, 2003 in connection with the solicitation by the Board of Directors of proxies to be used at the annual meeting of stockholders (the "Meeting") to be held at the Wyndham Garden Hotel, Forbes Avenue at McKee Place, Pittsburgh, Pennsylvania, on Monday, January 26, 2004, at 10:00 a.m., Eastern Time.

         All properly executed written proxies that are delivered pursuant to this proxy statement will be voted on all matters that properly come before the Meeting for a vote. If your signed proxy specifies instructions with respect to matters being voted upon, your shares will be voted in accordance with your instructions. If no instructions are specified, your shares will be voted (a) FOR the election of directors named in Proposal 1; (b) FOR Proposal 2 (ratification of independent public accountants); and (c) in the discretion of the proxy holders, as to any other matters that may properly come before the Meeting. Your proxy may be revoked at any time prior to being voted by: (i) filing with the Secretary (Barbara Rota, at 3455 Forbes Avenue at McKee Place, Pittsburgh, Pennsylvania 15213) written notice of such revocation, (ii) submitting a duly executed proxy bearing a later date, or (iii) attending the Meeting and giving the Secretary notice of your intention to vote in person.

         Effective April 1, 2003, Eureka Bank, a federally-chartered savings bank (the "Bank"), completed its stock holding company reorganization, whereby the Bank became the wholly-owned subsidiary of Eureka Financial Corp., a federally chartered stock holding company. The Company is a majority-owned subsidiary of Eureka Bancorp, MHC (the "Mutual Holding Company").

         WHETHER OR NOT YOU ATTEND THE MEETING, YOUR VOTE IS IMPORTANT. ACCORDINGLY, REGARDLESS OF THE NUMBER OF SHARES YOU OWN, YOU ARE ASKED TO VOTE PROMPTLY BY SIGNING AND RETURNING THE ACCOMPANYING PROXY CARD. SHARES CAN BE VOTED AT THE MEETING ONLY IF YOU ARE REPRESENTED BY PROXY OR ARE PRESENT IN PERSON.

--------------------------------------------------------------------------------
                         VOTING STOCK AND VOTE REQUIRED
--------------------------------------------------------------------------------

         The Board of Directors has fixed the close of business on December 5, 2003 as the record date for the determination of stockholders who are entitled to notice of, and to vote at, the Meeting. On the record date, there were 1,226,538 shares of common stock outstanding (the "Common Stock"), which includes shares held by the Mutual Holding Company. Each stockholder of record on the record date is entitled to one vote for each share held.

         As provided in the Charter of the Company, for a period of five years from the effective date of the Charter, no person, except for the Mutual Holding Company, is permitted to beneficially own in excess of 10% of the outstanding shares of Common Stock (the "Limit") of the Company, and any shares of Common Stock acquired in violation of this Limit, are not entitled to any vote. A person or entity is deemed to beneficially own shares owned by an affiliate of, as well as persons acting in concert with, such person or entity.

         The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote (after subtracting any shares held in excess of the Limit and without regard to broker non-votes) is necessary to constitute a quorum at the Meeting. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

         As to the election of directors, as set forth in Proposal 1, the proxy being provided by the Board of Directors (or the "Board") enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for the nominee being proposed. Directors are elected by a plurality of the votes cast (including shares held by the Mutual Holding Company and without regard to broker non-votes), in person or represented by proxy, at a meeting and entitled to vote in the election of directors. Proxies as to which authority to vote for one or more of the nominees being proposed is withheld, will have the same effect as a vote against the election of the nominees.

         As to the ratification of the independent auditors, which is submitted as Proposal 2, a stockholder may: (i) vote "FOR" the ratification; (ii) vote "AGAINST" the ratification; or (iii) "ABSTAIN" with respect to the ratification. Proposal 2 and any other matters shall be determined by a majority of the total votes cast affirmatively or negatively on such matters without regard to (a) Broker Non-Votes or (b) proxies marked "ABSTAIN" as to that matter.

--------------------------------------------------------------------------------
                                PRINCIPAL HOLDERS
--------------------------------------------------------------------------------

         Persons and groups owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"). The following table sets forth, as of the record date, persons or groups who own more than 5% of the Common Stock. Other than as noted below, management knows of no person or group that owns more than 5% of the outstanding shares of Common Stock at the record date.


                                                               Percent of Shares
                                              Amount of         of Common Stock
Name and Address of Beneficial Owner    Beneficial Ownership    Outstanding (%)
------------------------------------    --------------------    ---------------

Eureka Bancorp, MHC
3455 Forbes Avenue at McKee Place
Pittsburgh, Pennsylvania                        730,239               59.5

--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers to file reports of ownership and changes in ownership of their equity securities of the Company with Securities and Exchange Commission and to furnish the Company with copies of such reports. To the best of the Company's knowledge, all of the filings by the Company's directors and executive officers were made on a timely basis during the 2003 fiscal year. Other than the Mutual Holding Company, the Company is not aware of other beneficial owners of more than ten percent of its Common Stock.

--------------------------------------------------------------------------------
                       PROPOSAL 1 - ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

         The Board of Directors currently consists of six members, each of whom serves for a term of three years. The Charter provides that the Board of Directors must be divided into three classes as nearly equal in number as possible.

         Robert J. Malone and William F. Ryan (collectively, the "Nominees") have been nominated by the Board of Directors for a term of three years expiring in 2006.

         The Board of Directors named as proxies in the enclosed proxy card intend to vote for the election of the Nominees, unless the proxy card is marked to indicate that such authorization is expressly withheld. Should the Nominees withdraw or be unable to serve (which the Board of Directors does not expect) or should any other vacancy occur in the Board of Directors, it is the intention of the Board of Directors, named as proxies in the enclosed proxy card, to vote for the election of the Nominees as may be recommended to the Board of Directors by the Nominating Committee. If there is no substitute nominee, the size of the Board of Directors may be reduced.

         The following table sets forth the names, ages, terms of, and length of Board service for the persons nominated for election as directors at the Meeting and each other director who will continue to serve as a director after the Meeting. Beneficial ownership of directors and executive officers of the Company, as a group, is also shown in this table.


                                                                                         Shares of
                                                                       Current          Common Stock
                                                       Year First        Term           Beneficially
                                                       Elected or         to            Owned as of        Percent
Name and Title                            Age(1)        Appointed       Expire      December 5, 2003(2)    Owned(%)
--------------                            ------        ---------       ------      -------------------    --------
BOARD NOMINEES FOR TERMS TO EXPIRE IN 2006
Robert J. Malone                            77            1961           2003             13,308(3)          1.09
Chairman of the Board
William F. Ryan                             50            1994           2003             13,308(3)          1.09
Director

DIRECTORS CONTINUING IN OFFICE
Dennis P. McManus                           48            1997           2004              9,108(3)           *
Director
Edward F. Seserko                           51            1986           2004             41,277             3.37
President and Director
Mark B. Devlin                              52            1992           2005             20,908(3)          1.70
Director
Paul M. Matvey                              50            1994           2005             11,608(3)           *
Director
All directors and executive                                                              136,865            11.16
officers as a group (7 persons)

---------------
(1)   At September 30, 2003.
(2) For each director, except for Mr. Seserko, the share amounts include 2,220 shares of common stock which each such director may acquire through the exercise of stock options within 60 days of the record date. Mr. Seserko shares include 12,951 shares that may be acquired within 60 days of the record date. See "Director and Executive Officer Compensation - Director Compensation."
(3) Excludes 51,806 shares held by the ESOP and 8,548 restricted stock plan shares which were previously awarded but subject to forfeiture or have not been allocated, for which such individuals serve as members of the ESOP Trust, ESOP Committee, and Restricted Stock Plan Committee. Such individuals disclaim beneficial ownership with respect to such shares held in a fiduciary capacity.
*     Less than 1.0% of Common Stock outstanding.

Biographical Information

         Set forth below is certain information with respect to the directors, including director nominees and executive officers of the Company.

Nominees:

         Robert J. Malone is retired and was the owner and chief executive officer of Fidelity Insurance Agency, Inc. in Pittsburgh, Pennsylvania.

         William F. Ryan is Chairman and Chief Executive Officer of Point Spring & Driveshaft Co., a transportation related business in Pittsburgh, Pennsylvania.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF THE ABOVE NOMINEES FOR DIRECTORS.

Continuing Directors:

         Dennis P. McManus is Director of the Institute of Politics at the University of Pittsburgh and formerly served as Assistant Vice Chancellor for Governmental Relations.

         Edward F. Seserko is President and Chief Executive Officer of the Company and the Bank. Mr. Seserko has been employed by the Bank since 1976 and has served in various positions. Mr. Seserko currently is a board member and serves as treasurer of the Oakland Business Improvement District.

         Mark B. Devlin is the owner of T.B. Devlin Funeral Home in Pittsburgh, Pennsylvania. Mr. Devlin also is a District Justice for the Pennsylvania court system.

         Paul M. Matvey is a certified public accountant and a shareholder of Schneider Downs Co., Inc.
in Pittsburgh, Pennsylvania.

Executive Officer Who Is Not A Director:

         Gary B. Pepper, 45, is Executive Vice President and Chief Financial Officer of the Company and the Bank. Mr. Pepper has been employed by the Bank since 1991 and has served in various positions. He is also the President of the Financial Security Officers Association of Western Pennsylvania.

Meetings and Committees of the Board of Directors

         During the fiscal year ended September 30, 2003, the Board of Directors held a total of 11 meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and committees during the period of his service. In addition to other committees, as of September 30, 2003, the Board had a Nominating Committee, a Compensation and Benefits Committee, and an Audit Committee.

         The Nominating Committee consists of the Board of Directors. Nominations to the Board of Directors made by stockholders must be made in writing to the Secretary and received by the Company not less than 20 days prior to the anniversary date of the immediately preceding annual meeting of stockholders of the Company. Notice to the Company of such nominations must include certain information required pursuant to the Company's Charter. The Nominating Committee, which is not a standing committee, met once during the 2003 fiscal year.

         The Compensation and Benefits Committee is comprised of the Board of Directors. This standing committee establishes the Company's salary budget, director and committee member fees, and employee benefits provided by the Company for approval by the Board of Directors. The Committee met once during the 2003 fiscal year.

         The Audit Committee is comprised of Directors Devlin, Matvey and Malone. The Board of Directors has determined that the members of the Audit Committee are independent in accordance with the rules of the Nasdaq. The Board of Directors has adopted an amended, written Audit Committee Charter, which is attached to this proxy statement at Appendix
A. The Audit Committee is a standing committee and reports to the Board of Directors. Its primary function is to assist the board in fulfilling its responsibility to stockholders related to financial accounting and reporting, the system of internal controls established by management and the adequacy of auditing relative to these activities. The Audit Committee met one time during the 2003 fiscal year.

Audit Committee Report

         Review of Audited Financial Statements with Management

         The Audit Committee reviewed and discussed the audited financial statement for the year ended September 30, 2003 with the management of the Company.

         Review of Financial Statements and Other Matters with Independent Accountant

         The Audit Committee discussed with Edwards, Sauer & Owens, the Company's independent accountants, the matters required to be discussed by the statement on Auditing Standards No. 61 (Communications with Audit Committees), as may be modified or supplemented. The Audit Committee has received the written disclosures and the letter from Edwards, Sauer & Owens required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with Edwards, Sauer & Owens its independence.

         Recommendation that Financial Statements be Included in Annual Report

         Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended September 30, 2003, for filing with the Securities and Exchange Commission.

         Audit Committee:

                  Paul M. Matvey, Chairman
                  Robert J. Malone
                  Mark B. Devlin

Audit Fees

         The aggregate fees billed by Edwards, Sauer & Owens for professional services rendered for the audit of the Company's consolidated annual financial statements for the 2003 fiscal year and the reviews of the financial statements included in the Company's Forms 10-QSB were approximately $49,505.

Financial Information Systems Design and Implementation Fees

         For the 2003 fiscal year, there were no services performed by Edwards, Sauer & Owens for financial information systems design and implementation. Accordingly, there were no fees billed by Edwards, Sauer & Owens for such services.

All Other Fees

         The aggregate fees billed by Edwards, Sauer & Owens to the Company for all other services other than those covered under "Audit Fees" for the 2003 fiscal year were approximately $8,010.

         The Audit Committee considered whether the provision of the non-audit services listed under the caption "All Other Fees" above was compatible with maintaining Edwards, Sauer & Owens's independence.

--------------------------------------------------------------------------------
                   DIRECTOR AND EXECUTIVE OFFICER COMPENSATION
--------------------------------------------------------------------------------

Director Compensation

         The non-employee directors of the Company each receive an annual retainer of $13,800. The Chairman of the Board who is a non-employee director receives an annual retainer of $15,000. Members of the executive committee receive a fee of $300 per meeting. Directors who are members of other board committees are not paid a fee. For the year ended September 30, 2003, total fees paid by the Company to Directors were $80,400.

         On July 19, 1999 (the "effective date of grant"), under the 1999 Stock Option Plan ("Option Plan") and the Restricted Stock Plan ("RSP"), each director was granted stock options and awarded RSP shares. Under the Option Plan, each director was granted options to acquire shares of common stock at the fair market value of the Company's common stock on the effective date of grant. Under the RSP, each director was awarded shares of common stock. Option shares and RSP shares are exercisable at the rate of 20% per year commencing one year from the effective date of grant. Under the Option Plan and RSP, Mr. Seserko was granted options to purchase 16,189 shares of common stock and was awarded 6,475 RSP shares. All other directors were each granted options to purchase 2,775 shares of common stock and were each awarded 1,110 RSP shares. In accordance with the RSP, dividends are paid on shares awarded or held in RSP.

         On September 18, 2000, the Board of Directors adopted an incentive compensation plan. The plan provides that each member of the Board of Directors, officers and employees of the Bank shall be compensated for contributions to enhance the earnings and profits of the Bank. Such level of compensation shall be determined based upon the number of exercisable stock options previously awarded under the Option Plan held by each individual, and the cash dividend rate paid on the Common Stock of the Company from time to time. For the year ended September 30, 2003, in accordance with the plan, Mr. Seserko received a payment of $10,037 and each director received a payment of $1,720.

Executive Officer Compensation

         Summary Compensation Table. The following table sets forth the cash and non-cash compensation awarded to or earned by the chief executive officer. No other executive officer of the Company had a salary and bonus during the three years ended September 30, 2003 that exceeded $100,000.


                                                     Annual Compensation
                                     -----------------------------------------------

Name and                 Fiscal                                      Other Annual         All Other
Principal Position        Year        Salary ($)      Bonus ($)    Compensation ($)     Compensation($)
------------------        ----        ----------      ---------    ----------------     ---------------
Edward F. Seserko         2003         108,782        13,000              --               31,120(1)
  President and Chief     2002         104,100        10,000              --               45,376
  Executive Officer       2001         100,017        10,000              --               27,353


-------------

(1) Consists of an accrual under the Supplemental Retirement Plan of $6,800, 621 shares of stock allocated under the ESOP at a cost of $10 per share (with an aggregate market value of $14,283), and a $10,037 payment under the incentive compensation plan.

         Employment Agreement. The Bank entered into an employment agreement with Edward F. Seserko, President and Chief Executive Officer ("Agreement"). The Agreement has a three-year term. Under the Agreement, Mr. Seserko's employment may be terminated by the Bank for "just cause" as defined in the Agreement. If the Bank terminates Mr. Seserko without just cause, Mr. Seserko will be entitled to a continuation of his salary from the date of termination through the remaining term of the Agreement but not less than one year's salary. In the event of the termination of employment in connection with any change in control of the Bank during the term of the Agreement, Mr. Seserko will be paid in a lump sum an amount equal to 2.999 times his five year average taxable compensation. In the event of a change in control at September 30, 2003, Mr. Seserko would have been entitled to a lump sum payment of approximately $296,300.

         Supplemental Executive Retirement Plan. The Bank has previously established a supplemental executive retirement plan ("SERP") for the benefit of the Edward F. Seserko, President. The purpose of the SERP is to furnish the President with supplemental post-retirement benefits in addition to those which will be provided under the Bank's Pension Plan and other retirement benefits. Upon retirement on or after age 65, benefits under the SERP shall be equal to $500,000 payable in the form of ten annual payments of $50,000. Benefits may be paid following early retirement at age 60 or thereafter at a reduced benefit of $20,000 for each year of benefits commencement prior to age 65 (i.e., benefits at age 60 will equal $400,000 in the aggregate.) A death benefit of $400,000 shall be payable upon death prior to the early retirement date, and a reduced benefit shall be payable upon disability prior to the early retirement date. For the fiscal year ended September 30, 2003, Mr. Seserko had an accrued SERP benefit of approximately $40,800 and such benefit under the SERP was not vested.

Stock Awards

         The following table sets forth information with respect to previously awarded stock options granted to Mr. Seserko to purchase the Common Stock granted in 1999 and held by him as of September 30, 2003. The Company has not granted any stock appreciation rights to Mr. Seserko.

                          Aggregated Option Exercises in Last Fiscal Year, and FY-End Option Values
                          -------------------------------------------------------------------------

                                                                    Number of Securities            Value of Unexercised
                                                                   Underlying Unexercised               In-The-Money
                               Shares                                    Options at                        Options
                              Acquired           Value                   FY-End (#)                     at FY-End ($)
Name                      on Exercise (#)    Realized($)(1)      Exercisable/Unexercisable      Exercisable/Unexercisable(1)
----                      ---------------    --------------      -------------------------      ----------------------------
Edward F. Seserko                 -                --                  12,951 / 3,238                 187,790 / 46,951

---------------
(1) Based upon an exercise price of $8.50 per share and estimated price of $23.00 at September 30, 2003.

--------------------------------------------------------------------------------
                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
--------------------------------------------------------------------------------

         The Company, like many financial institutions, has followed a policy of granting various types of loans to employees. The loans have been made in the ordinary course of business and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the Company's other customers, and do not involve more than the normal risk of collectibility, or present other unfavorable features.

--------------------------------------------------------------------------------
                  PROPOSAL 2 -- RATIFICATION OF APPOINTMENT OF
                         INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

         At the Meeting, stockholders will consider and vote upon the ratification of appointment of independent public accountants for the Company's fiscal year ending September 30, 2004. Edwards, Sauer & Owens was the Company's independent public accountants for the 2003 fiscal year. The Board of Directors has appointed Edwards, Sauer & Owens to be its accountants for the fiscal year ending September 30, 2004, subject to ratification by the Company's stockholders. A representative of Edwards, Sauer & Owens is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement if the representative so desires.

         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS REQUIRES THE APPROVAL OF A MAJORITY OF THE VOTES CAST BY THE STOCKHOLDERS OF THE COMPANY AT THE MEETING. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF APPOINTMENT OF EDWARDS, SAUER & OWENS, AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2004.

--------------------------------------------------------------------------------
                    2005 ANNUAL MEETING STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

         In order to be considered for inclusion in the Company's proxy statement for the annual meeting of stockholders to be held in 2005, all stockholder proposals must be submitted to the Secretary at the Company's office, 3455 Forbes Avenue of McKee Place, Pittsburgh, Pennsylvania 15213, on or before August 28, 2004. Under the Company's bylaws, in order to be considered for possible action by stockholders at the 2005 annual meeting of stockholders, stockholder nominations for director and stockholder proposals not included in the Company's proxy statement must be submitted to the Secretary of the Company, at the address set forth above, no later than January 21, 2005.

--------------------------------------------------------------------------------
                                  OTHER MATTERS
--------------------------------------------------------------------------------

         The Board of Directors does not know of any other matters that are likely to be brought before the annual meeting. If any other matters, not now known, properly come before the meeting or any adjournments, the persons named in the enclosed proxy card, or their substitutes, will vote the proxy in accordance with their judgment on such matters.

         The  cost of  soliciting  proxies  will be borne  by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

--------------------------------------------------------------------------------
                                   FORM 10-KSB
--------------------------------------------------------------------------------

         A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2003 WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, EUREKA FINANCIAL CORP., 3455 FORBES AVENUE AT MCKEE PLACE, PITTSBURGH, PENNSYLVANIA 15213.

                                             BY ORDER OF THE BOARD OF DIRECTORS


                                             /s/Barbara A. Rota
                                             -----------------------------------
                                             Barbara A. Rota
                                             Secretary

Pittsburgh, Pennsylvania
December 26, 2003

                                                                      APPENDIX A


                             EUREKA FINANCIAL CORP.
                             AUDIT COMMITTEE CHARTER

Committee Responsibilities

         The Audit Committee of the Board of Directors of Eureka Financial Corp. (the "Company") shall be a standing committee and is responsible for oversight of the Company's financial reporting and internal controls. The Audit Committee (the "Committee") reports to the Board of Directors (the "Board") and its primary function is to assist the Board in fulfilling its responsibility to shareholders related to financial accounting and reporting, the system of internal controls established by management and the adequacy of auditing relative to these activities. The independent auditors shall report directly to the Audit Committee.

         The Committee is granted the authority to investigate any activity of the Company and it is empowered with:

          o sole authority to appoint, determine the funding for the outside auditors in accordance with Section 10A(m)(2) of the Securities Exchange Act of 1934 (the "Act");

          o the responsibility to establish procedures for complaints as set forth in Section 10A(m)(4) of the Act; and

          o the authority to engage and determine funding for independent counsel and other advisors as set forth in Section 10A(m)(5) of the Act.

         The Committee shall:

          o Be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company.

          o Receive on an annual basis a written statement from the independent auditors detailing all relationships between the independent auditors and the Company consistent with requirements of the Independence Standards Board Standard 1, as may be modified or supplemented. The Committee shall actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that may impact objectivity and independence of the independent auditors, and take, or recommend that the full Board take, appropriate action to oversee the independence of the independent auditors.

          o Discuss with the independent auditors SAS 61 matters, as may be, modified or supplemented.

          o Review with the independent auditors (1) the proposed scope of their examination with emphasis on accounting and financial areas where the Committee, the independent auditors or management believe special attention should be directed, (2) results of their audit, (3) their evaluation of the adequacy of the system of internal controls and (4) cooperation received from management in the conduct of the audit.

          o Prior to the filing of audited financial statements with the Securities and Exchange Commission, obtain a report from the independent auditors of:

                  (1)   all critical  accounting  policies  and  practices to be
                        used;
                  (2) all alternative treatments within generally accepted accounting principles and practices related to material items that have been discussed with management, including:
                        (i) ramifications of the use of such alternative disclosures and treatments; and
                        (ii)  the treatment preferred by the auditor; and
                  (3) other material written communications between the auditor and the management, such as any management letters or schedule of unadjusted differences.

          o Make a recommendation to the Board as to whether the financial statements should be included in the Company's Annual Report on Form 10-KSB.

          o Approve the report of Audit Committee to be included in the Company's Proxy Statement for its Annual Meeting of Shareholders.

          o Review interim results with the Company's financial officer and the independent auditors prior to the public announcement of financial results and the filing of the Form 10-QSB.

          o Establish procedures for (1) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (2) the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

          o Review significant accounting, reporting, regulatory or industry developments affecting the Company.

          o Discuss with management and the independent auditors, any issues regarding significant risks or exposures and assess the steps management has taken to minimize such risk.

          o Perform such other functions as assigned by law, the Company's bylaws or as the Board deems necessary and appropriate.

         The Audit Committee shall pre-approve all audit services and permissible non-audit services to be rendered by the independent auditors in accordance with Section 10A(i) of the Act. The Audit Committee may establish written policies and procedures for the pre-approval of audit and non-audit services to be performed by the outside auditor provided that these policies and procedures are detailed as to the particular service and do not result in the delegation of the Audit Committee's responsibilities to management. The Audit Committee may, in its discretion, delegate to one or more of its members the authority to pre-approve audit or non-audit services to be performed by the outside auditor provided that any such approvals are presented to the full Committee at its next scheduled meeting.

Committee Membership

         The membership of the Audit Committee shall be composed of at least three directors each of whom (i) meets the criteria for independence set forth in Section 10A(m)(3) of the Act, and (ii) is a nonexecutive director free of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a Committee member.

Committee Meetings

         The Audit Committee shall meet at least four times per year or more frequently as circumstances require, and, at least once each year, have separate private meetings in executive sessions with the independent auditors, management and the internal auditors. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

         Minutes will be recorded and reports of committee meetings will be presented at the next Board meeting.

Committee Charter Review and Approval

         This Audit Committee Charter shall be reviewed, reassessed, and approved by the Board annually and shall be included in the proxy statement for the annual meeting of stockholders of the Company at least every three years.

                                 REVOCABLE PROXY

--------------------------------------------------------------------------------
                             EUREKA FINANCIAL CORP.
                        3455 FORBES AVENUE AT MCKEE PLACE
                         PITTSBURGH, PENNSYLVANIA 15213
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         ANNUAL MEETING OF STOCKHOLDERS
                                JANUARY 26, 2004
--------------------------------------------------------------------------------

         The undersigned hereby appoints the Board of Directors of Eureka Financial Corp. (the "Company"), or its designee, with full powers of substitution, to act as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the "Meeting"), to be held at the Wyndham Garden Hotel, Forbes Avenue at McKee Place, Pittsburgh, Pennsylvania, on Monday, January 26, 2004, at 10:00 a.m., and at any and all adjournments thereof, in the following manner:

                                                         FOR   WITHHELD
                                                         ---   --------

1. The election of directors as nominees listed
   below (except as marked to the contrary):             |_|     |_|

          Robert J. Malone
          William F. Ryan

   (Instruction: to withhold authority to vote for any individual nominee, write that nominee's name on the space provided below)

--------------------------------------------------------------------------------

                                                         FOR   AGAINST   ABSTAIN
                                                         ---   -------   -------

2. The ratification of the appointment of
   Edwards, Sauer & Owens, as independent
   public accountants of the Company for the
   fiscal year ending September 30, 2004.                |_|     |_|       |_|

         The Board of Directors recommends a vote "FOR" the above listed propositions.

--------------------------------------------------------------------------------
THIS SIGNED PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS SIGNED PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
--------------------------------------------------------------------------------

        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

         Should the undersigned be present and elect to vote at the Meeting, or at any adjournments thereof, and after notification to the Secretary of the Company at the Meeting of the Stockholder's decision to terminate this Proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The undersigned may also revoke this Proxy by filing a subsequently dated Proxy or by written notification to the Secretary of the Company of his or her decision to terminate this Proxy.

         The undersigned acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Stockholders, a Proxy Statement dated December 26, 2003 and the 2003 Annual Report.


Dated:  _______________________


Please check this box if you are planning to attend the Meeting. |_|


-----------------------------------              -------------------------------
PRINT NAME OF STOCKHOLDER                        PRINT NAME OF STOCKHOLDER



-----------------------------------              -------------------------------
SIGNATURE OF STOCKHOLDER                         SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on this Proxy. When signing as attorney, executor, administrator, trustee, or guardian, please give your full title. If shares are held jointly, each holder should sign.



PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.